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                                                                EXHIBIT E


                  AGREEMENT AS TO JOINT FILING OF SCHEDULE 13D

The undersigned hereby agree that:

(i) each of them is individually eligible to use the Schedule 13D attached hereto;

(ii)  the attached Schedule 13D is filed on behalf of each of them; and

(iii) each of them is responsible for the timely filing of such Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information therein concerning him or itself; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless he or it knows or has reason to believe that such information is inaccurate.

Dated:   October 11, 2002


         The Travelers Insurance Company


         By: /s/ Joseph B. Wollard
            ------------------------------
               Name:  Joseph B. Wollard
               Title:  Assistant Secretary


         Citigroup Alternative Investments Limited Real Estate Mezzanine Investments I, LLC


         By:   /s/ Duane Nelson
               -----------------------------------------------
               Name:  Duane Nelson
               Title:  Vice President


         Citigroup Alternative Investments General Real Estate Mezzanine Investments II, LLC


         By:   /s/ Duane Nelson
               -----------------------------------------------
               Name:  Duane Nelson
               Title:  Vice President

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         TINDY RE Investments, Inc.


         By:   :/s/ Duane Nelson
                ----------------------------------------------
               Name:  Duane Nelson
               Title:  Vice President and Secretary


         The Travelers Indemnity Company


         By:/s/ Paul Eddy
            --------------------------------------------------
               Name:  Paul Eddy
               Title:  Assistant Secretary


         Travelers Property Casualty Corp.


         By:   /s/ Paul Eddy
               -----------------------------------------------
               Name:  Paul Eddy
               Title:  Assistant Secretary


         Citigroup Insurance Holding Corporation


         By:/s/ Joseph B. Wollard
            --------------------------------------------------
               Name:  Joseph B. Wollard
               Title:  Assistant Secretary


         Associated Madison Companies, Inc.


         By:   /s/ Joseph B. Wollard
               -----------------------------------------------
               Name:  Joseph B. Wollard
               Title:  Assistant Secretary


         Citigroup Alternative Investments GP, LLC


         By: /s/ Millie Kim
            --------------------------------------------------
            Name:  Millie Kim
            Title:  Secretary

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         Citigroup Alternative Investments, LLC


         By:   /s/ Millie Kim
            --------------------------------------------------
               Name:  Millie Kim
               Title:  Secretary


         Citigroup Investments Inc.


         By:   /s/ Millie Kim
            -----------------------------------------------------------
               Name: Millie Kim
               Title:  Secretary


         Citigroup Inc.


         By:/s/ Joseph B. Wollard
            --------------------------------------------------------------------
               Name:  Joseph B. Wollard
               Title:  Assistant Secretary